[LOGO of Adams Express Company]
                                 Annual Report

                                     2002

building for the future
    with solid investments\R\

                               2002 AT A GLANCE
--------------------------------------------------------------------------------


The Company                                 Stock Data

.. a closed-end equity investment company    NYSE Symbol................... ADX
.. objectives: preservation of capital       Market Price as of 12/31/02 $10.57
             reasonable income              Discount.................... 12.8%
             opportunity for capital gain   52-Week Range........ $14.55-$9.86
.. internally-managed                        Shares Outstanding..... 84,536,250
.. low expense ratio
.. low turnover

Summary Financial Information

                                                   Year Ended December 31
                                                       2002           2001
     ---------------------------------------------------------------------

     Net asset value per share               $        12.12 $        16.05
     Total net assets                         1,024,810,092  1,368,366,316
     Unrealized appreciation                     94,587,538    424,993,559
     Net investment income                       16,738,360     21,091,920
     Total realized gain                         44,530,335    113,686,714
     Total return (based on market value)           (20.6)%        (24.7)%
     Total return (based on net asset value)        (19.4)%        (24.7)%
     Expense ratio                                    0.34%          0.19%

     ---------------------------------------------------------------------

2002 Dividends and Distributions

                                 Amount
             Paid              (per share) Type
             -----------------------------------------------------

             March 1, 2002        $0.03    Long-term capital gain
             March 1, 2002         0.03    Short-term capital gain
             March 1, 2002         0.02    Investment income
             June 1, 2002          0.08    Investment income
             September 1, 2002     0.08    Investment income
             December 27, 2002     0.51    Long-term capital gain
             December 27, 2002     0.01    Investment income

             -----------------------------------------------------
                                  $0.76

             -----------------------------------------------------

2003 Annual Meeting of Stockholders

Location: Hyatt Regency O'Hare, Chicago, Illinois
Date: March 25, 2003
Time: 11:00 a.m.
Holders of Record: February 14, 2003

                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------




  Ten Largest Portfolio Holdings (12/31/02)

                                           Market Value % of Net Assets
        ---------------------------------------------------------------
        American International Group, Inc. $ 44,178,600        4.3
        Petroleum & Resources Corporation*   38,091,413        3.7
        General Electric Co.                 28,793,875        2.8
        United Technologies Corp.            23,537,200        2.3
        Wells Fargo & Co.                    23,435,000        2.3
        Cisco Systems, Inc.                  22,990,500        2.2
        AMBAC Financial Group, Inc.          22,496,000        2.2
        Johnson & Johnson                    19,335,600        2.0
        HCA Inc.                             18,675,000        1.8
        PepsiCo, Inc.                        18,576,800        1.8
        ---------------------------------------------------------------
          Total                            $260,109,988       25.4%
        ---------------------------------------------------------------

        *Non-controlled affiliate


  Sector Weightings (12/31/02)

        [CHART]


Consumer           11.0%

Energy              5.2%

Financial          16.6%

Health Care        14.0%

Industrials        12.1%

Information
Technology          9.3%

Materials           1.9%

Telecom Serives     4.9%

Utilities           9.2%

Cash & Equivalent  15.2%

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------



Each year at this time we appreciate the opportunity to share with you our perspective on the past year. In addition, we discuss what the new year might hold for the economy, equity markets in general, and your fund.

The Year in Review
The year 2002 began on a slow note, as companies expressed their guarded optimism as to revenue and earnings growth in the first quarter but cautious views on the outlook for the rest of the year. As the quarter progressed, the strong economic growth in the period became evident, yet investor confidence did not revive. Consequently, the Dow Jones Industrials showed a slight gain and the other principal market indices showed losses.

In the second quarter, revelations of improper accounting, executive greed, and general company malfeasance were followed by bankruptcy filings of record size and government investigations of managements. The robust economic growth of the first quarter nearly disappeared and the possibility of a double-dip recession became a concern. These worries impacted the stock market quite negatively and by late July, the Dow Jones Industrials had fallen 23%. The Standard & Poor's 500 was down 30% and the NASDAQ was off 37%.

The Securities and Exchange Commission, in an effort to restore investor confidence, set new rules for financial statements, with threats of criminal charges against managements if fraud were uncovered. This was the first of a number of steps taken by the Bush Administration and Congress to shore up the financial markets. The Sarbanes-Oxley Act was passed by Congress in July in an effort to make sweeping changes in the way companies do business and in the oversight responsibilities of corporate boards of directors. A brief rally ensued, but the market began to slide again and continued to drop until early October. At that point, the market indices were down by 27% for the Dow, 32% for the S&P 500, and 43% for the NASDAQ.

In October and November, the first signs of a turnaround became evident. The economy had strengthened in the third quarter and security valuations had begun to look attractive enough to interest investors. Individuals, having pulled $98 billion out of equity mutual funds in the June-October period, began to put some money back into stocks. As was the pattern earlier in the year, however, the market rally ran out of steam in December. Leading economic indicators were weak, the probability of war with Iraq increased, and the holiday selling season was lackluster. Consumer spending, the bulwark of the economy through the worst of the industrial slowdown, seemed to be losing strength, while the industrial sector was not yet recovering measurably.

No sector of the market provided a positive return in 2002. The consumer staples group lost the least, with a (4.4)% return. This is an area in which we increased our investments during the year, though we remain underweighted relative to the S&P 500 Index. The fund's largest sector holdings, in financials, returned (9.6)%, over 5% better than the sector index. Other outperforming sectors included our industrials by nearly 15% and utilities by 7%. Both the industrials and utilities are overweighted in our portfolio relative to the index. The two portfolio sectors which underperformed their comparable sector indices were health care and technology. Our holdings in energy (including Petroleum & Resources Corporation), telecommunications services, materials and the consumer discretionary group performed in line with the comparable industry sectors.

The Adams Express Company portfolio is comprised primarily of large-capitalization stocks, historically representing the most stable and conservatively-managed companies in the investment universe. For the three-year period ending in 2002, the largest-capitalization stocks of the S&P 500 have had the poorest returns of the entire index. In our opinion, one major reason for this poor performance last year was the disillusionment of investors with the financial reports provided by these companies. The number of large companies using accounting gimmickry to meet Wall Street earnings expectations was apparently much larger than had been thought, causing the level of trust in all financial reports to decline markedly. While the Sarbanes-Oxley legislation should ameliorate this situation somewhat, it will take time.

For the year ended December 31, 2002, the return on net assets of the Company, including income and capital gains, was (19.4)%, better than the (22.1)% return for the Standard & Poor's 500 Index but trailing the (15.0)% return for the Dow Jones Industrials. The discount from net asset value of the Adams Express Company's stock price widened from 11.4% to 12.8%, producing a return based on market prices of (20.6)%.

--------------------------------------------------------------------------------



Investment Results
At the end of 2002 our net assets were $1,024,810,092 or $12.12 per share on 84,536,250 shares outstanding as compared with $1,368,366,316 or $16.05 per share on 85,233,262 shares outstanding a year earlier.

Net investment income for 2002 was $16,738,360 compared to $21,091,920 for 2001. These earnings are equal to $0.20 and $0.26 per share, respectively, on the average number of shares outstanding throughout the year. In 2002, our 0.34% expense ratio (expenses to average net assets) was once again at a very low level compared to the industry.

Net realized gains amounted to $44,530,335 during the year, while the unrealized appreciation on investments decreased from $424,993,559 at December 31, 2001 to $94,587,538 at year end.

Dividends and Distributions
The total dividends and distributions paid in 2002 were $0.76 per share compared to $1.65 in 2001. As announced on November 14, 2002, a year-end distribution consisting of investment income of $0.01 and capital gains of $0.51 was made on December 27, 2002, both realized and taxable in 2002. On January 9, 2003, an additional distribution of $0.05 per share was declared payable March 1, 2003, representing the balance of undistributed net investment income and capital gains earned during 2002 and an initial distribution from 2003 net investment income, all taxable to shareholders in 2003.

Net investment income for the Company in the year 2002 was substantially less than in prior years. We are not alone in experiencing this drop in investment income. In recent years, many companies have reduced their dividends. Some, who used to give a small annual increase, have ceased doing so, while others have simply discontinued paying any dividends, often choosing instead to repurchase shares on the theory that this will increase stock prices. The widespread reduction in dividends is starkly demonstrated by the decline in the dividend yield for the S&P 500, which has fallen from over 3.5% in 1990 to 1.8% at the end of 2002. At the same time, we have come into a period of sharply declining interest rates, which limits the amount we can earn on our short-term investments.

These factors have made it very difficult for Adams Express to maintain a long-term portfolio that addresses one of our fundamental objectives - to provide a reasonable income. Because finding companies that pay a high dividend and also fit our investment criteria has been increasingly difficult, we consequently - but reluctantly - decided to limit the interim distribution to $0.05. We will continue to manage the portfolio with a long-term view and hope that future conditions will be such that increased income distributions will be possible. The reduction or elimination of double taxation of corporate dividends should have a positive impact on conditions. As always, annual capital gains cannot be predicted.

Outlook for 2003
As mentioned, the final quarter of 2002 concluded with a soft holiday selling season and little indication of future spending intentions on the part of consumers or corporations. The boom in home refinancing, which has provided much of the wherewithal for consumer spending, has essentially been completed. Factory utilization remains well below 100%, so in most industries there is no apparent need to add capacity in the near term. Fundamentally, we do not see much impetus to economic growth in this country and would expect to see only modest increases in corporate revenues and earnings.

There are, however, a number of events taking place that may have a significant impact on the economy. During 2002, the price of oil rose by over 50% as tensions between the U.S. and Iraq escalated, with the expectation of war growing at year-end. The situation was compounded by the general strike in Venezuela, which brought oil production in that country to a near halt. Should the price of oil remain at the current high level, economic growth both here and abroad would be negatively impacted. At a recent meeting, the OPEC ministers agreed to increase production as necessary to bring the price of oil back to a more reasonable level. There does not appear, however, to be sufficient current reserve capacity in the rest of OPEC to supplant fully the Iraqi and Venezuelan production, so there will likely be some economic drag from energy prices.

A major stimulus to economic growth in this country has been proposed by the government in the form of a variety of fiscal policy changes. While there is doubt that a final bill, including tax incentives and government expenditures, will take the form of the initial proposal, there is very likely to be a sizeable fiscal stimulus package assembled. This would presumably begin to impact the U.S. economy early in the second half of the year, with growth accelerating through the

--------------------------------------------------------------------------------


period. This stimulus is likely to be at least partially offset by increased state and local taxation, though, as those entities try to balance their budgets.

The short-term effects on the stock market of a potential war in Iraq and a shift in fiscal policy are difficult to predict. We are fortunate to be able to take a longer-term perspective with our investments and have made a number of changes to the portfolio in order to position it best to reflect an improving economic outlook later in the year. We also have a large holding of cash and equivalents (15.8% of assets at year-end) with which to take advantage of opportunities for investment as they present themselves.

Share Repurchase Program
On December 12, 2002, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can only be repurchased as long as the discount of the market price of the shares from the net asset value is greater than 10%.

From the beginning of 2003 through February 13, a total of 453,100 shares have been repurchased at a total cost of $4,870,775 and a weighted average discount from net asset value of 11.8%.

                                  ----------

The proxy statement for the Annual Meeting of Stockholders to be held in Chicago, Illinois on March 25, 2003, will be mailed on or about February 21, 2003 to holders of record on February 14, 2003.

By order of the Board of Directors,

             /s/ Douglas G.Ober         /s/ Joseph M. Truta
                 Douglas G. Ober,           Joseph M. Truta,

                 Chairman and Chief         President
                 Executive Officer

                 February 14, 2003


                           -------------------------

Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2002


Assets
Investments* at value:
  Common stocks and convertible securities
    (cost $741,368,200)                                                   $825,098,427
  Non-controlled affiliate, Petroleum & Resources Corporation
    (cost $27,963,162)                                                      38,091,413
  Short-term investments (cost $155,489,346)                               155,489,346 $1,018,679,186
---------------------------------------------------------------------------------------
Cash                                                                                           99,096
Securities lending collateral                                                              63,374,239
Receivables:
  Investment securities sold                                                                4,182,144
  Dividends and interest                                                                      798,202
Prepaid expenses and other assets                                                           7,184,650
-----------------------------------------------------------------------------------------------------
      Total Assets                                                                      1,094,317,517
-----------------------------------------------------------------------------------------------------

Liabilities
Investment securities purchased                                                             2,080,622
Open written option contracts at value (proceeds $1,228,000)                                  498,940
Obligations to return securities lending collateral                                        63,374,239
Accrued expenses and other liabilities                                                      3,553,624
-----------------------------------------------------------------------------------------------------
      Total Liabilities                                                                    69,507,425
-----------------------------------------------------------------------------------------------------
      Net Assets                                                                       $1,024,810,092
-----------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $1.00 per share, authorized 150,000,000 shares;
  issued and outstanding 84,536,250 shares                                             $   84,536,250
Additional capital surplus                                                                837,980,262
Undistributed net investment income                                                         4,872,269
Undistributed net realized gain on investments                                              2,833,773
Unrealized appreciation on investments                                                     94,587,538
-----------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                            $1,024,810,092
-----------------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                                $12.12
-----------------------------------------------------------------------------------------------------

*See schedule of investments on pages 13 through 16.

The accompanying notes are an integral part of the financial statements.

Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                    $  17,292,223
      From non-controlled affiliate                                      842,054
    Interest and other income                                          2,662,914
---------------------------------------------------------------------------------
        Total income                                                  20,797,191
---------------------------------------------------------------------------------
  Expenses:
    Investment research                                                1,399,322
    Administration and operations                                        905,139
    Directors' fees                                                      209,750
    Reports and stockholder communications                               351,620
    Transfer agent, registrar and custodian expenses                     373,541
    Auditing and accounting services                                      96,608
    Legal services                                                        89,386
    Occupancy and other office expenses                                  303,049
    Travel, telephone and postage                                        133,507
    Other                                                                196,909
---------------------------------------------------------------------------------
        Total expenses                                                 4,058,831
---------------------------------------------------------------------------------
        Net Investment Income                                         16,738,360
---------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                          43,248,115
  Net realized gain distributed by regulated investment company
    (non-controlled affiliate)                                         1,282,220
  Change in unrealized appreciation on investments                  (330,406,021)
---------------------------------------------------------------------------------
        Net Loss on Investments                                     (285,875,686)
---------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                     $(269,137,326)
---------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                 For the Year Ended
                                                                           ------------------------------
                                                                             Dec. 31, 2002  Dec. 31, 2001
----------------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                                    $   16,738,360  $   21,091,920
  Net realized gain on investments                                             44,530,335     113,686,714
  Change in unrealized appreciation on investments                           (330,406,021)   (622,475,783)
----------------------------------------------------------------------------------------------------------
        Change in net assets resulting from operations                       (269,137,326)   (487,697,149)
----------------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                                       (15,955,830)    (21,153,837)
  Net realized gain from investment transactions                              (47,121,926)   (111,923,436)
----------------------------------------------------------------------------------------------------------
        Decrease in net assets from distributions                             (63,077,756)   (133,077,273)
----------------------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of exercised options and distributions     26,003,033      68,287,544
  Cost of shares purchased (note 4)                                           (37,344,175)    (30,709,784)
----------------------------------------------------------------------------------------------------------
        Change in net assets from capital share transactions                  (11,341,142)     37,577,760
----------------------------------------------------------------------------------------------------------
        Total Decrease in Net Assets                                         (343,556,224)   (583,196,662)

Net Assets:
  Beginning of year                                                         1,368,366,316   1,951,562,978
----------------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $4,872,269 and $3,788,120, respectively)                     $1,024,810,092  $1,368,366,316
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company's investment objectives as well as the nature and risk of its investment transactions are set forth in the Company's registration statement.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Transactions and Investment Income --Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 2002 was $924,832,397, and net unrealized appreciation aggregated $95,074,789, of which the related gross unrealized appreciation and depreciation were $299,619,812 and $204,545,023, respectively. As of December 31, 2002, the tax basis of distributable earnings was $1,332,166 of undistributed ordinary income and $1,907,258 of undistributed long-term capital gain.

Distributions paid by the Company during the year ended December 31, 2002 were classified as ordinary income of $18,510,961, and long-term capital gain of $44,566,795. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. Investment Transactions

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2002 were $187,187,537 and $310,239,542, respectively. Options may be written (sold) or purchased by the Company. The Company, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of December 31, 2002 can be found on page 17.

Transactions in written covered call and collateralized put options during the year ended December 31, 2002 were as follows:

                                 Covered Calls      Collateralized Puts
                             --------------------  ---------------------
                             Contracts  Premiums   Contracts   Premiums
                             --------- ----------  --------- -----------
       Options outstanding,
        December 31,
        2001                   1,400   $  179,644      800   $    88,697
       Options written        12,446    1,371,372   18,725     2,156,419
       Options terminated in
        closing purchase
        transactions          (1,899)    (233,629)    (855)     (123,686)
       Options expired        (5,029)    (621,374)  (8,887)   (1,065,796)
       Options exercised        (871)    (131,957)  (3,588)     (391,690)
       ------------------------------------------------------------------
       Options outstanding,
        December 31,
        2002                   6,047   $  564,056    6,195   $   663,944
       ------------------------------------------------------------------

All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares without par value.

On December 27, 2001, the Company issued 4,755,400 shares of its Common Stock at a price of $14.36 per share (the average market price on December 10, 2001) to stockholders of record November 19, 2001 who elected to take stock in payment of the distribution from 2001 capital gain and investment income.

On December 27, 2002, the Company issued 2,426,788 shares of its Common Stock at a price of $10.715 per share (the average market price on December 9, 2002) to stockholders of record November 25, 2002 who elected to take stock in payment of the distribution from 2002 capital gain and investment income.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the

--------------------------------------------------------------------------------


Board of Directors may deem advisable. Transactions in Common Stock for 2002 and 2001 were as follows:

                                  Shares                    Amount
                          ----------------------  --------------------------
                             2002        2001         2002          2001
                          ----------  ----------  ------------  ------------
   Shares issued in
    payment of dividends   2,426,788   4,755,400  $ 26,003,033  $ 68,287,544
   Shares purchased (at a
    weighted average
    discount from net
    asset value of 10.9%
    and 10.0%,
    respectively)         (3,123,800) (1,814,400)  (37,344,175)  (30,709,784)
   --------------------------------------------------------------------------
   Net change               (697,012)  2,941,000  $(11,341,142) $ 37,577,760
   --------------------------------------------------------------------------

The cost of the 697,012 shares of Common Stock held by the Company at December 31, 2002 amounted to $7,554,426.

The Company has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 2,610,146 shares of the Company's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the optionees to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Company during subsequent years. At the beginning of 2002, there were 345,567 options outstanding with a weighted average exercise price of $8.7445 per share. During 2002, the Company granted options, including stock appreciation rights, for 68,073 shares of common stock with a weighted average exercise price of $14.2482 per share. During the year, stock appreciation rights relating to 96,384 stock option shares were exercised at a weighted average market price of $12.6173 per share and the stock options relating to these rights which had a weighted average exercise price of $3.3392 per share were cancelled. Stock options and stock appreciation rights relating to 58,233 shares, and having a weighted average exercise price of $10.8055, were cancelled. At December 31, 2002, there were outstanding exercisable options to purchase 56,255 common shares at $2.6042-$19.0400 per share (weighted average price of $12.3445), and unexercisable options to purchase 202,768 common shares at $2.6042-$19.0400 per share (weighted average price of $10.87). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.2835 years and 5.9604 years, respectively. Total compensation expense recognized in 2002 related to the stock option and stock appreciation rights plan was $(508,725). At December 31, 2002, there were 1,256,531 shares available for future option grants.

5. Retirement Plans

The Company provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Company's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds, and mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 2002 was $4,453, and consisted of service expense of $217,675, interest expense of $405,224, expected return on plan assets of $836,561, and net amortization expense of $209,209.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 7.25%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 2002, the projected benefit obligation for service rendered to date was $5,701,564. During 2002, the projected benefit obligation increased due to service cost and interest cost of $217,675 and $405,224 respectively, and decreased due to benefits paid in the amount of $224,521. The projected benefit obligation at December 31, 2002 was $6,099,942.

On January 1, 2002, the fair value of plan assets was $10,569,275. During 2002, the fair value of plan assets increased due to the expected return on plan assets of $836,561 and decreased due to benefits paid in the amount of $224,521. At December 31, 2002, the fair value of plan assets amounted to $11,181,315, which resulted in excess plan assets of $5,081,373. The remaining components of prepaid pension cost on December 31, 2002 included $645,437 in unrecognized loss and $511,959 in unrecognized prior service cost. Prepaid pension cost included in other assets at December 31, 2002 was $6,238,769.

In addition, the Company has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The

--------------------------------------------------------------------------------


Company does not provide postretirement medical benefits.

6. Expenses

The cumulative amount of accrued expenses at December 31, 2002 for employees and former employees of the Company was $2,560,205. Aggregate remuneration paid or accrued during the year ended December 31, 2002 to key employees and directors amounted to $1,625,437.

7. Portfolio Securities Loaned

The Company makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At December 31, 2002, the Company had securities on loan of $58,937,364, and held cash collateral of $63,374,239.


                           -------------------------

 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------



         Calendar  Market   Cumulative    Cumulative  Total   Total net
          Years    value   market value  market value market    asset
                     of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
         --------------------------------------------------------------
           1988   $ 9,863     $   879      $   321    $11,063  $12,083
           1989    10,448       1,990          864     13,302   15,618
           1990     9,863       2,794        1,356     14,013   15,979
           1991    12,705       4,720        2,285     19,710   20,959
           1992    13,373       6,203        2,890     22,466   23,006
           1993    11,952       6,876        3,027     21,855   24,184
           1994    10,448       7,363        3,210     21,021   24,196
           1995    12,367      10,288        4,532     27,187   31,399
           1996    13,206      12,799        5,621     31,626   37,952
           1997    16,173      18,153        7,744     42,070   49,597
           1998    17,803      23,005        9,353     50,161   61,296
           1999    22,442      33,138       12,641     68,221   81,866
           2000    21,063      35,874       12,447     69,384   78,371
           2001    14,263      28,871        9,139     52,273   59,000
           2002    10,602      23,505        7,380     41,487   47,571

                          Illustration of an assumed
                         15 year investment of $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1988-2002. Assumes commissions of $0.05 per share on the initial shares invested. Fees for the reinvestment of dividends are assumed as outlined on page 21. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                    [CHART]

                             Cumulative                      Cumulative
                            Market Value                    Market Value
          Market Value       of Shares      Net Asset      of Shares from
          of Original       from Income      Value of      Capital Gains
            Shares           Dividends     Total Shares    Distributions
          ------------      -----------    ------------    -------------
1988        $9,863           $11,063         $12,083         $10,742
1989        10,448            13,302          15,618          12,438
1990         9,863            14,013          15,979          12,657
1991        12,705            19,710          20,959          17,425
1992        13,373            22,466          23,006          19,576
1993        11,952            21,855          24,184          18,828
1994        10,448            21,021          24,196          17,811
1995        12,367            27,187          31,399          22,655
1996        13,206            31,626          37,952          26,005
1997        16,173            42,070          49,597          34,326
1998        17,803            50,161          61,296          40,808
1999        22,442            68,221          81,866          55,580
2000        21,063            69,384          78,371          56,937
2001        14,263            52,273          59,000          43,134
2002        10,602            41,487          47,571          34,107

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                            Year Ended December 31
                                            ------------------------------------------------------
                                               2002       2001       2000       1999       1998
--------------------------------------------------------------------------------------------------
Per Share Operating Performance*
  Net asset value, beginning of year           $16.05     $23.72     $26.85     $21.69     $19.01
--------------------------------------------------------------------------------------------------
    Net investment income                        0.20       0.26       0.26       0.25       0.30
    Net realized gains and change
      in unrealized appreciation                (3.38)     (6.21)     (1.51)      6.71       3.90
--------------------------------------------------------------------------------------------------
  Total from investment operations              (3.18)     (5.95)     (1.25)      6.96       4.20
--------------------------------------------------------------------------------------------------
  Less distributions
    Dividends from net investment income        (0.19)     (0.26)     (0.22)     (0.26)     (0.30)
    Distributions from net realized gains       (0.57)     (1.39)     (1.63)     (1.37)     (1.10)
--------------------------------------------------------------------------------------------------
  Total distributions                           (0.76)     (1.65)     (1.85)     (1.63)     (1.40)
--------------------------------------------------------------------------------------------------
    Capital share repurchases                    0.05       0.04       0.10         --         --
    Reinvestment of distributions               (0.04)     (0.11)     (0.13)     (0.17)     (0.12)
--------------------------------------------------------------------------------------------------
  Total capital share transactions               0.01      (0.07)     (0.03)     (0.17)     (0.12)
--------------------------------------------------------------------------------------------------
  Net asset value, end of year                 $12.12     $16.05     $23.72     $26.85     $21.69
--------------------------------------------------------------------------------------------------
  Per share market price, end of year          $10.57     $14.22     $21.00     $22.38     $17.75
--------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                        (20.6)%    (24.7)%      1.7%      36.1%      19.3%
  Based on net asset value                     (19.4)%    (24.7)%     (4.3)%     33.6%      23.7%
Ratios/Supplemental Data
  Net assets, end of year (in 000's)        $1,024,810 $1,368,366 $1,951,563 $2,170,802 $1,688,080
  Ratio of expenses to average net assets        0.34%      0.19%      0.24%      0.32%      0.22%
  Ratio of net investment income to
    average net assets                           1.42%      1.33%      0.97%      1.06%      1.48%
  Portfolio turnover                            17.93%     19.15%     12.74%     15.94%     22.65%
  Number of shares outstanding at
    end of year (in 000's)*                     84,536     85,233     82,292     80,842     77,815
--------------------------------------------------------------------------------------------------

* Adjusted to reflect the 3-for-2 stock split effected in October, 2000. Certain prior year amounts have been reclassified to conform to current year presentation.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2002


                                                  Prin. Amt.
                                                  or Shares   Value (A)
      -------------------------------------------------------------------
      Stocks and Convertible Securities -- 84.2%
        Consumer -- 11.0%
          BJ's Wholesale Club, Inc. (B)..........   475,000  $  8,692,500
          Brinker International Inc. (B).........   515,000    16,608,750
          Coca-Cola Co...........................   200,000     8,764,000
          Dean Foods Co. (B).....................   477,400    17,711,540
          Hershey Foods Corp.....................    70,000     4,720,800
          PepsiCo, Inc...........................   440,000    18,576,800
          Procter & Gamble Co....................   170,000    14,609,800
          Safeway, Inc. (B) (C)..................   415,000     9,694,400
          Target Corp............................   460,000    13,800,000
                                                             ------------
                                                              113,178,590
                                                             ------------
        Energy -- 5.2%
          BP plc ADR (C).........................   270,000    10,975,501
          Exxon Mobil Corp.......................   130,000     4,542,200
          Petroleum & Resources Corporation (D).. 1,985,996    38,091,413
                                                             ------------
                                                               53,609,114
                                                             ------------
        Financial -- 16.6%
          Banking -- 10.1%
          BankNorth Group, Inc...................   474,000    10,712,400
          Federal Home Loan Mortgage Corp........   160,000     9,448,000
          Investors Financial Services Corp......   495,000    13,558,050
          Mellon Financial Corp..................   420,000    10,966,200
          Provident Bankshares Corp..............   335,021     7,742,681
          Wachovia Corp..........................   380,000    13,847,200
          Wells Fargo & Co.......................   500,000    23,435,000
          Wilmington Trust Corp..................   420,000    13,305,600
                                                             ------------
                                                              103,015,131
                                                             ------------
          Insurance -- 6.5%
          AMBAC Financial Group, Inc.............   400,000    22,496,000
          American International Group, Inc......   763,675    44,178,600
                                                             ------------
                                                               66,674,600
                                                             ------------

--------------------------------------------------------------------------------

                               December 31, 2002


                                                       Prin. Amt.
                                                       or Shares   Value (A)
  ----------------------------------------------------------------------------
    Health Care -- 14.0%
      Abbott Laboratories.............................   350,000  $ 14,000,000
      Affymetrix Inc. (B).............................   210,000     4,806,900
      Bristol-Myers Squibb Co.........................   345,000     7,986,750
      Enzon Pharmaceuticals, Inc. (B) (C).............   100,000     1,672,000
      Genentech, Inc. (B).............................   300,000     9,948,000
      GlaxoSmithKline plc ADR (C).....................   250,360     9,378,486
      HCA Inc. (C)....................................   450,000    18,675,000
      Johnson & Johnson...............................   360,000    19,335,600
      Lilly (Eli) & Co. (C)...........................   190,000    12,065,000
      Pfizer Inc......................................   484,500    14,811,165
      Pharmacia Corp..................................   368,900    15,420,020
      Vertex Pharmaceuticals Inc. (B).................   248,016     3,931,054
      Wyeth Co........................................   300,000    11,220,000
                                                                  ------------
                                                                   143,249,975
                                                                  ------------
    Industrials -- 12.1%
      Black & Decker Corp.............................   300,000    12,867,000
      Boeing Co.......................................   300,000     9,897,000
      Canadian National Railway Co....................   107,300     4,459,388
      Corning Inc. (B) (C)............................ 1,170,000     3,872,700
      General Electric Co............................. 1,182,500    28,793,875
      Ingersoll-Rand Co. Ltd..........................   162,200     6,984,332
      R.R. Donnelley & Sons Co........................   500,000    10,885,000
      3M Co...........................................   145,000    17,878,500
      United Parcel Service, Inc. (C).................    80,000     5,046,400
      United Technologies Corp........................   380,000    23,537,200
                                                                  ------------
                                                                   124,221,395
                                                                  ------------
    Information Technology -- 9.3%
      Communication Equipment -- 1.8%
      Ericsson (L.M.) Telephone Co. ADR (B)(C)........   200,000     1,348,000
      Lucent Technologies Inc. (B)(C).................   400,000       504,000
      Nokia Corp. ADR (B)............................. 1,050,000    16,275,000
                                                                  ------------
                                                                    18,127,000
                                                                  ------------
      Computer Related -- 6.1%
      BEA Systems Inc. (B)............................   400,000     4,588,000
      BMC Software Inc. (B)...........................   310,000     5,304,100
      Cisco Systems, Inc. (B)......................... 1,755,000    22,990,500
      Diamondcluster International Inc. (B)...........   497,500     1,562,150
      Oracle Corp. (B)................................   880,000     9,504,000
      Sapient Corp. (B)............................... 1,150,000     2,357,500
      Siebel Systems Inc. (B)(C)......................   770,000     5,759,600
      Sun Microsystems, Inc. (B)......................   515,000     1,601,650
      Symantec Corp. 3.00% Conv. Sub. Notes due 2006..  $500,000       704,688
      Symantec Corp. (B)(C)...........................   200,000     8,090,000
                                                                  ------------
                                                                    62,462,188
                                                                  ------------

--------------------------------------------------------------------------------

                               December 31, 2002


                                                       Prin. Amt.
                                                       or Shares   Value (A)
 -----------------------------------------------------------------------------
     Electronics -- 1.4%
     Intel Corp.......................................   510,000  $  7,940,700
     Solectron Corp. (B)(C)........................... 2,000,000     7,100,000
                                                                  ------------
                                                                    15,040,700
                                                                  ------------
   Materials -- 1.9%
     Albemarle Corp...................................   225,000     6,401,250
     Rohm & Haas Co...................................   400,000    12,992,000
                                                                  ------------
                                                                    19,393,250
                                                                  ------------
   Telecom Services -- 4.9%
     Alltel Corp......................................   275,000    14,025,000
     BellSouth Corp...................................   415,000    10,736,050
     SBC Communications Inc...........................   595,000    16,130,450
     Vodafone Group plc ADS (C).......................   492,614     8,926,157
                                                                  ------------
                                                                    49,817,657
                                                                  ------------
   Utilities -- 9.2%
     Black Hills Corp.(C).............................   374,500     9,931,740
     CINergy Corp.....................................   440,000    14,836,800
     Duke Energy Corp. 8.25% Conv. Pfd. due 2004 (C)..   400,000     6,364,000
     Duke Energy Corp.................................   355,000     6,936,700
     Keyspan Corp.....................................   400,000    14,096,000
     MDU Resources Group, Inc.........................   450,000    11,614,500
     Northwestern Corp. (C)...........................   500,000     2,540,000
     Philadelphia Suburban Corp.......................   875,000    18,025,000
     TECO Energy, Inc. (C)............................   650,000    10,055,500
                                                                  ------------
                                                                    94,400,240
                                                                  ------------
   Total Stocks and Convertible Securities
     (Cost $769,331,362) (E)..........................             863,189,840
                                                                  ------------

--------------------------------------------------------------------------------

                               December 31, 2002


                                                                       Prin. Amt.    Value (A)
-------------------------------------------------------------------------------------------------
  Short-Term Investments -- 15.2%
    U.S. Government Obligations -- 5.5%
    U.S. Treasury Bills, 1.04-1.15%, due 2/6/03-3/27/03............... $56,805,000 $   56,676,144
                                                                                   --------------
    Certificates of Deposit -- 1.5%
    Mercantile-Safe Deposit & Trust Co., 1.25%, due 1/23/03-3/27/03...  15,000,000     15,000,000
                                                                                   --------------
    Commercial Paper -- 8.2%
    AIG Funding, Inc., 1.30% due 1/9/03...............................   3,550,000      3,548,974
    American General Finance, Inc., 1.32%, due 1/14/03-1/30/03........  10,390,000     10,380,958
    BellSouth Corp., 1.24-1.27%, due 1/16/03-1/23/03..................  13,575,000     13,565,243
    Coca-Cola Enterprises, Inc., 1.29%, due 1/21/03...................  15,000,000     14,989,250
    GMAC MINT, 1.36%, due 1/7/03......................................  15,000,000     14,996,600
    General Electric Capital Corp., 1.18-1.34%, due 1/02/03-1/21/03...  15,000,000     14,990,808
    Kraft Foods Inc., 1.25%, due 1/23/03..............................   4,850,000      4,846,295
    Wells Fargo Financial, Inc., 1.24%, due 1/23/03...................   6,500,000      6,495,074
                                                                                   --------------
                                                                                       83,813,202
                                                                                   --------------
  Total Short-Term Investments
    (Cost $155,489,346)...............................................                155,489,346
                                                                                   --------------
  Total Investments -- 99.4%
    (Cost $924,820,708)...............................................              1,018,679,186
      Cash, receivables and other assets, less liabilities -- 0.6%....                  6,130,906
                                                                                   --------------
  Net Assets -- 100.0%................................................             $1,024,810,092

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ, except restricted securities.
(B) Presently non-dividend paying.
(C) All or a portion of these securities are on loan. See Note 7 to Financial Statements.
(D) Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(E) The aggregate market value of stocks held in escrow at December 31, 2002 covering open call option contracts written was $18,323,959. In addition, the required aggregate market value of securities segregated by the custodian to collateralize open put option contracts written was $23,626,250.

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2002

 Contracts                                            Contract
(100 shares                                    Strike Expiration  Appreciation/
   each)                 Security              Price   Date       (Depreciation)
--------------------------------------------------------------------------------

                               COVERED CALLS
    250     Affymetrix Inc.................... $35    Feb   03       $ 18,999
    150     American International Group, Inc.  80    Jan   03         14,999
    100     American International Group, Inc.  80    Feb   03          8,100
    250     American International Group, Inc.  100   Jan   04         17,499
  2,000     Cisco Systems, Inc................  25    Jan   04         90,994
    100     Federal Home Loan Mortgage Corp...  70    Jan   03         11,500
    150     HCA Inc...........................  55    Feb   03         28,574
    250     Investors Financial Services Corp. 32.50  Jan   03         19,999
    150     Johnson & Johnson.................  65    Jan   03         12,900
    100     Procter & Gamble Co...............  105   Jan   03          9,550
    100     Symantec Corp.....................  45    Jan   03         12,854
    100     3M Co.............................  140   Jan   03         19,499
    100     3M Co.............................  145   Jan   03          9,425
  1,697     TECO Energy, Inc..................  20    Feb   03         65,501
    400     United Technologies Corp..........  75    Jan   03         36,899
    150     Wells Fargo & Co..................  55    Jan   03         13,574
   -----                                                             --------
  6,047                                                               390,866
   -----                                                             --------

                            COLLATERALIZED PUTS
    150     Alltel Corp.......................  35    Jan   03         17,249
    250     Boeing Co.........................  25    Jan   03         21,249
    250     Canadian National Railway Co......  40    Feb   03          1,499
    250     Canadian National Railway Co......  40    Apr   03        (14,876)
    250     Canadian National Railway Co......  35    Jul   03        (11,126)
    350     Coca-Cola Co......................  40    Jan   03         29,749
    250     Federal Home Loan Mortgage Co.....  50    Jan   03         31,249
    150     General Electric Co............... 17.50  Jan   03         13,650
    250     HCA Inc...........................  35    Jan   03         18,999
    250     HCA Inc........................... 32.50  Feb   03         10,124
    500     Hershey Foods Corp................  55    Feb   03         83,097
    150     Ingersoll-Rand Co. Ltd............ 37.50  Jan   03         10,725
    250     Ingersoll-Rand Co. Ltd............  40    Jan   03         17,749
    250     Ingersoll-Rand Co. Ltd............  40    Feb   03         (8,393)
     25     Ingersoll-Rand Co. Ltd............ 32.50  Mar   03          1,012
     20     MDU Resources Group, Inc.......... 22.50  Jan   03          1,420
     50     MDU Resources Group, Inc..........  20    Apr   03          2,550
    200     Murphy Oil Corp...................  30    Jan   03          4,649
    500     Murphy Oil Corp................... 32.50  Jan   03         12,624
    500     Murphy Oil Corp...................  35    Jan   03         11,499
    150     PepsiCo, Inc...................... 37.50  Jan   03         11,400
    150     Procter & Gamble Co...............  65    Jan   03         15,750
    150     Procter & Gamble Co...............  55    Apr   03         10,575
    100     Rohm & Haas Co....................  30    Jan   03          9,700
    100     Rohm & Haas Co....................  35    Jan   03        (10,401)
    250     Target Corp.......................  25    Jan   03         18,999
    200     United Parcel Service, Inc........  55    Apr   03          6,099
    250     Wyeth Co..........................  30    Jan   03         21,374
   -----                                                             --------
  6,195                                                               338,194
   -----                                                             --------
                                                                     $729,060
                                                                     ========

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2002
                                  (unaudited)


                                                         Shares
                                        ------------------------------------
                                                                     Held
                                         Additions    Reductions Dec. 31, 2002
---------------------------------------------------------------------------------
Albemarle Corp.........................  100,000                     225,000
Alltel Corp............................   65,000                     275,000
BJ's Wholesale Club, Inc...............   50,000                     475,000
Boeing Co..............................  300,000                     300,000
Canadian National Railway Co...........  107,300                     107,300
Federal Home Loan Mortgage Corp........   10,000                     160,000
HCA Inc................................   50,000                     450,000
Ingersoll-Rand Co. Ltd.................  162,200                     162,200
MDU Resources Group, Inc...............  450,000                     450,000
Petroleum & Resources Corporation......   72,235/(1)/              1,985,996
Philadelphia Suburban Corp.............   10,000                     875,000
R.R. Donnelley & Sons Co...............  500,000                     500,000
Rohm & Haas Co.........................   40,000                     400,000
Siebel Systems Inc.....................  300,000                     770,000
Applera Corp.--Applied Biosystems Group                 210,000           --
BellSouth Corp.........................                  25,000      415,000
Black Hills Corp.......................                  35,500      374,500
Ericsson (L.M.) Telephone Co. ADR......               1,800,000      200,000/(2)/
Intel Corp.............................                 180,000      510,000
Investors Financial Services Corp......                 105,000      495,000
Murphy Oil Corp........................                  50,000           --
Nokia Corp. ADR........................                 330,000    1,050,000
SBC Communications Inc.................                  25,000      595,000
Symantec Corp..........................                  50,000      200,000
3M Co..................................                  10,000      145,000
United Parcel Service, Inc.............                 235,000       80,000
United Technologies Corp...............                  20,000      380,000
Wells Fargo & Co.......................                  50,000      500,000

--------
/(1)/ Received 72,235 shares through dividend reinvestment.
/(2)/ Reverse stock split received .10 share for each share held.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (hereafter referred to as the "Company") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 8, 2003

                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
   Transfer Agent, Registrar & Custodian of Securities: The Bank of New York

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------


WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange and the Pacific Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, The Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 21).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Adams Express daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the Transfer Agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, electronic transfer of funds is not offered at this time.)

Who do I notify of a change of address?

The Transfer Agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the Transfer Agent.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our Transfer Agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Transfer Agent will send you the instructions and forms necessary to effect your transfer.

--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

BuyDIRECT/SM/*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

               Initial Enrollment                             $7.50
               A one-time fee for new accounts who are not currently
               registered holders.

               Optional Cash Investments
                Service Fee                    $2.50 per investment
                Brokerage Commission                $0.05 per share

               Reinvestment of Dividends**
                Service Fee                  10% of amount invested
                                (maximum of $2.50 per investment)
                Brokerage Commission                $0.05 per share

               Sale of Shares
                Service Fee                                  $10.00
                Brokerage Commission                $0.05 per share

                Deposit of Certificates for safekeeping    Included

                Book to Book Transfers                     Included
                To transfer shares to another participant or to a new
                participant

                Fees are subject to change at any time.

              Minimum and Maximum Cash Investments
              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
               (existing holders)                          $50.00
              Electronic Funds Transfer
               (monthly minimum)                           $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                                  ----------

                                  The Company
                           The Adams Express Company
                            Lawrence L. Hooper, Jr.
                 Vice President, Secretary and General Counsel
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com

                              The Transfer Agent
                             The Bank of New York
                       Address Shareholder Inquiries to:
                       Shareholder Relations Department
                     P.O. Box 11258 Church Street Station
                              New York, NY 10286
                                (877) 260-8188
                           Website: www.stockbny.com
                     E-mail: Shareowner-svcs@bankofny.com
                        Send Certificates for Transfer
                            and Address Changes to:
                        Receive and Deliver Department
                     P.O. Box 11002 Church Street Station
                              New York, NY 10286

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There would be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------


                                                   Dividends  Distributions
                                                    From Net    From Net
                                        Net Asset  Investment   Realized
               Value Of       Shares      Value      Income       Gains
    Dec. 31   Net Assets   Outstanding* Per Share* Per Share*  Per Share*
    -----------------------------------------------------------------------
     1988   $  455,825,580  42,443,262    $10.74      $.33        $ .88
     1989      550,091,129  44,974,408     12.23       .47          .91
     1990      529,482,769  47,219,010     11.21       .44          .71
     1991      661,895,779  49,121,246     13.47       .36          .73
     1992      696,924,779  51,039,938     13.65       .31          .77
     1993      840,610,252  63,746,498     13.19       .30          .79
     1994      798,297,600  66,584,985     11.99       .33          .73
     1995      986,230,914  69,248,276     14.24       .35          .76
     1996    1,138,760,396  72,054,792     15.80       .35          .80
     1997    1,424,170,425  74,923,859     19.01       .29         1.01
     1998    1,688,080,336  77,814,977     21.69       .30         1.10
     1999    2,170,801,875  80,842,241     26.85       .26         1.37
     2000    1,951,562,978  82,292,262     23.72       .22         1.63
     2001    1,368,366,316  85,233,262     16.05       .26         1.39
     2002    1,024,810,092  84,536,250     12.12       .19          .57

--------
*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.

                           -------------------------

                           THE ADAMS EXPRESS COMPANY
                                PRIVACY POLICY

In order to conduct its business, The Adams Express Company collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------



                                                                                   Number of
                                                                                   Portfolios
                                                                                   in Fund
                       Position  Term   Length                                     Complex
Personal               Held with of     of Time Principal Occupations              Overseen    Other
Information            the Fund  Office Served  During the Last 5 Years            by Director Directorships
--------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac      Director   One   Since   Professor of Finance and               Two     Director of Petroleum &
 7 St. Paul Street,               Year  1983    Economics, formerly Vice Dean                  Resources Corporation and
 Suite 1140                                     of Academic Affairs of the                     Credit Suisse Asset
 Baltimore, MD 21202                            Graduate School of Business,                   Management Funds (8 funds)
 Age 61                                         Columbia University.                           (investment companies).
--------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson     Director   One   Since   Chairman, The National YMCA            Two     Director of Petroleum &
 7 St. Paul Street,               Year  1982    Fund Inc. Retired Executive Vice               Resources Corporation
 Suite 1140                                     President of NYNEX Corp.,                      (investment company).
 Baltimore, MD 21202                            (communications), Retired
 Age 78                                         Chairman of The Board of both
                                                NYNEX Information Resources
                                                Co. and NYNEX Mobile
                                                Communications Co. Previously
                                                Executive Vice President and
                                                Director of New York Telephone
                                                Company.
--------------------------------------------------------------------------------------------------------------------------
 Edward J. Kelly, III  Director   One   Since   President and Chief Executive          Two     Director of Petroleum &
 7 St. Paul Street,               Year  October Officer of Mercantile Bankshares               Resources Corporation
 Suite 1140                             2001    Corporation. Formerly Managing                 (investment company),
 Baltimore, MD 21202                            Director with J.P. Morgan Chase                Hartford Financial Services
 Age 49                                         & Co. (investment bank and                     Group, Constellation Energy
                                                global financial institution).                 Group, CIT Group
                                                                                               (commercial finance), and
                                                                                               CSX Corp. (transportation);
                                                                                               and member of Board of
                                                                                               Trustees of Johns Hopkins
                                                                                               University.
--------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh      Director   One   Since   Financial Advisor, Chairman of         Two     Director of Gintel Fund,
 7 St. Paul Street,               Year  1968    the Board, Inrad Corp. (crystals).             Clemente Strategic Fund and
 Suite 1140                                     Formerly Chairman of the Board                 Petroleum & Resources
 Baltimore, MD 21202                            and CEO of Greiner Engineering                 Corporation (investment
 Age 84                                         Inc. (formerly Systems Planning                companies).
                                                Corp.) (consultants). Formerly
                                                Treasurer and Chief Investment
                                                Officer of the Ford Foundation
                                                (charitable foundation).
--------------------------------------------------------------------------------------------------------------------------
 W. D. MacCallan       Director   One   Since   Retired Chairman of the Board          Two     Director of Petroleum &
 7 St. Paul Street,               Year  1971    and CEO of the Company and                     Resources Corporation
 Suite 1140                                     Petroleum & Resources                          (investment company).
 Baltimore, MD 21202                            Corporation. Formerly consultant
 Age 75                                         to the Company and Petroleum &
                                                Resources Corporation.
--------------------------------------------------------------------------------------------------------------------------
 W. Perry Neff         Director   One   Since   Private Financial Consultant.          Two     Director of Petroleum &
 7 St. Paul Street,               Year  1987    Retired Executive Vice President               Resources Corporation
 Suite 1140                                     of Chemical Bank.                              (investment company).
 Baltimore, MD 21202
 Age 75
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                 Number of
                                                                                 Portfolios
                                                                                 in Fund
                      Position  Term   Length                                    Complex
Personal              Held with of     of Time  Principal Occupations            Overseen    Other
Information           the Fund  Office Served   During the Last 5 Years          by Director Directorships
------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Landon Peters        Director   One   Since    Private Investor. Former             Two     Director of Petroleum &
 7 St. Paul Street,              Year  1974     Investment Manager, YMCA                     Resources Corporation
 Suite 1140                                     Retirement Fund. Formerly                    (investment company).
 Baltimore, MD 21202                            Executive Vice President and
 Age 72                                         Treasurer and prior thereto
                                                Senior Vice President and
                                                Treasurer of The Bank of New
                                                York.
------------------------------------------------------------------------------------------------------------------------
 John J. Roberts      Director   One   Since    Senior Advisor, formerly Vice-       Two     Honorary Director of
 7 St. Paul Street,              Year  1976     Chairman External Affairs,                   American International
 Suite 1140                                     American International Group,                Group, Inc. and Director of
 Baltimore, MD 21202                            Inc. (insurance). Formerly                   Petroleum & Resources
 Age 80                                         Chairman and CEO of American                 Corporation (investment
                                                International Underwriters                   company).
                                                Corporation. Previously
                                                President of American
                                                International Underwriters
                                                Corporation-U.S./ Overseas
                                                Operations.
------------------------------------------------------------------------------------------------------------------------
 Susan C. Schwab      Director   One   Since    Dean of the School of Public         Two     Director of Petroleum &
 7 St. Paul Street,              Year  2000     Affairs at the University of                 Resources Corporation
 Suite 1140                                     Maryland, College Park.                      (investment company) and
 Baltimore, MD 21202                            Formerly Director of Corporate               Calpine Corp.
 Age 47                                         Business Development at
                                                Motorola, Inc. (electronics).
------------------------------------------------------------------------------------------------------------------------
 Robert J. M. Wilson  Director   One   Since    Retired President of the             Two     Director of Petroleum &
 7 St. Paul Street,              Year  1975     Company and retired President of             Resources Corporation
 Suite 1140                                     Petroleum & Resources                        (investment company).
 Baltimore, MD 21202                            Corporation.
 Age 82
------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober      Director,  One   Director Chairman & CEO of the                Two     Director of Petroleum &
 7 St. Paul Street,   Chairman   Year  Since    Company and Petroleum &                      Resources Corporation
 Suite 1140           and CEO          1989     Resources Corporation.                       (investment company).
 Baltimore, MD 21202                   Chairman
 Age 56                                of the
                                       Board
                                       Since
                                       1991
------------------------------------------------------------------------------------------------------------------------

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------

                              Board Of Directors


             Enrique R. Arzac/(2)(4)/      Douglas G. Ober/(1)/

             Daniel E. Emerson/(1)(3)/     Landon Peters/(1)(3)/

             Edward J. Kelly, III/(1)(4)/  John J. Roberts/(2)(4)/

             Thomas H. Lenagh/(3)(4)/      Susan C. Schwab/(1)(3)/

             W.D. MacCallan/(2)(4)/        Robert J.M. Wilson/(1)(3)/

             W. Perry Neff/(1)(2)/

             --------
             /(1)/ Member of Executive Committee
             /(2)/ Member of Audit Committee
             /(3)/ Member of Compensation Committee
             /(4)/ Member of Retirement Benefits Committee

                                   Officers

             Douglas G. Ober               Chairman and
                                             Chief Executive Officer

             Joseph M. Truta               President

             Richard F. Koloski            Executive Vice President

             Lawrence L. Hooper, Jr.       Vice President, Secretary and
                                             General Counsel

             Maureen A. Jones              Vice President and
                                             Chief Financial Officer

             Christine M. Sloan            Assistant Treasurer

             Geraldine H. Pare             Assistant Secretary

THE ADAMS EXPRESS COMPANY
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.adamsexpress.com



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